UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________________________________________________
FORM 8-K
_______________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 20, 2022
_______________________________________________________________________________________
Tri Pointe Homes, Inc.
(Exact name of registrant as specified in its charter)
_______________________________________________________________________________________

Delaware	1-35796	61-1763235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

940 Southwood Blvd, Suite 200
Incline Village, Nevada 89451
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (775) 413-1030
Not Applicable
(Former name or former address, if changed since last report.)
_______________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TPH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition
On April 21, 2022, Tri Pointe Homes, Inc., a Delaware corporation (the “Company”), announced in a press release its financial results for the quarter ended March 31, 2022. A copy of the Company’s press release announcing these financial results is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The information furnished pursuant to this Item 2.02, including the exhibits attached hereto, shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth in such filing. In addition, the press release furnished as an exhibit to this report includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the 2022 annual meeting of stockholders on April 20, 2022 (the “Annual Meeting”), the stockholders of the Company approved the Tri Pointe Homes, Inc. 2022 Long-Term Incentive Plan (the “2022 LTIP”). The Company’s Board of Directors had previously approved the 2022 LTIP, subject to stockholder approval. The 2022 LTIP became effective on April 20, 2022, the date of such stockholder approval.

A description of the material terms of the 2022 LTIP can be found in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 11, 2022 (the “2022 Proxy Statement”) under the caption “Proposal No. 4—Approval of the Tri Pointe Homes, Inc. 2022 Long-Term Incentive Plan”, on pages 15–25 of the 2022 Proxy Statement, which description is incorporated by reference herein. A copy of the 2022 LTIP is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07     Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting on April 20, 2022. A total of 98,983,885 shares of the Company’s common stock were present or represented by proxy at the Annual Meeting, representing more than 92% of the Company’s shares outstanding as of the March 1, 2022 record date. The matters submitted for a stockholder vote and the related results are set forth below.

Proposal No. 1—Election of six nominees to serve as directors:

Director	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Douglas F. Bauer	94,216,463	223,206	37,160	4,507,056
Lawrence B. Burrows	91,585,316	2,854,832	36,681	4,507,056
Steven J. Gilbert	81,180,038	13,260,110	36,681	4,507,056
R. Kent Grahl	94,067,489	372,659	36,681	4,507,056
Vicki D. McWilliams	91,675,161	2,767,923	33,745	4,507,056
Constance B. Moore	93,752,655	691,344	32,830	4,507,056

Proposal No. 2—Non-binding, advisory vote on the compensation of the Company’s named executive officers:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
92,021,868	2,348,712	106,249	4,507,056

Proposal No. 3—Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year:

Votes For	Votes Against	Votes Abstained
98,351,906	600,325	31,654

Proposal No. 4—Approval of the Tri Pointe Homes, Inc. 2022 Long-Term Incentive Plan:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
90,644,949	3,723,806	108,074	4,507,056
Based on the foregoing votes, all six nominees were elected and Proposals No. 2, No. 3 and No. 4 were approved.

Item 9.01     Financial Statements and Exhibits

(d)Exhibits
10.1          Tri Pointe Homes, Inc. 2022 Long-Term Incentive Plan
99.1          Press Release dated April 21, 2022
104           Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tri Pointe Homes, Inc.

Date: April 21, 2022	By:	/s/ Glenn J. Keeler
Glenn J. Keeler, Chief Financial Officer

4